EXHIBIT 4.3


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                               CII FINANCIAL, INC.



                                       and



        WELLS FARGO BANK MINNESOTA, N.A., a national banking association as Trustee



                                    INDENTURE



                               Dated as of , 2001
                        -------------------------- -----





                 9 1/2% Senior Debentures Due September 15, 2004





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


               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of ____________, 2001

Trust Indenture                                                                                   Indenture
    Act Section                                                                                    Section
----------------                                                                                  ---------

ss. 310  (a) (1)           .................................................................     6.9
         (a) (2)           .................................................................     6.9
         (a) (3)           .................................................................     Not Applicable
         (a) (4)           .................................................................     Not Applicable
         (a) (5)           .................................................................     6.9
         (b)               .................................................................     6.8
         (c)               .................................................................     Not Applicable
ss. 311  (a)               .................................................................     6.13
         (b)               .................................................................     6.13
         (c)               .................................................................     Not Applicable
ss. 312  (a)               .................................................................     7.1
                           .................................................................     7.2(a)
         (b)               .................................................................     7.2(b)
         (c)               .................................................................     7.2(c)
ss. 313  (a)               .................................................................     7.3(a)
         (b)               .................................................................     7.3(b)
         (c)               .................................................................     7.3(a)
                           .................................................................     7.3(b)
         (d)               .................................................................     7.3(c)
ss. 314  (a)               .................................................................     7.4, 10.7
         (b)               .................................................................     Not Applicable
         (c) (1)           .................................................................     1.2
         (c) (2)           .................................................................     1.2
         (c) (3)           .................................................................     Not Applicable
         (d)               .................................................................     Not Applicable
         (e)               .................................................................     1.2
         (f)               .................................................................     Not Applicable
ss. 315  (a)               .................................................................     6.1(a)
         (b)               .................................................................     6.2
         (c)               .................................................................     6.1(b)
         (d)               .................................................................     6.1(c)
         (d) (1)           .................................................................     6.1(a) (1)
         (d) (2)           .................................................................     6.1(c) (2)
         (d) (3)           .................................................................     6.1(c) (3)
         (e)               .................................................................     5.14
ss. 316  (a)               .................................................................     1.1
         (a) (1) (A)       .................................................................     5.12
         (a) (1) (B)       .................................................................     5.13
         (a) (2)           .................................................................     Not Applicable
         (b)               .................................................................     5.8
         (c)               .................................................................     1.4
ss. 317  (a) (1)           .................................................................     5.3
         (a) (2)           .................................................................     5.4
         (b)               .................................................................     10.3
ss. 318  (a)               .................................................................     1.7

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of _______ __, 2001, between CII FINANCIAL, INC., a California corporation (the "Company"), having its principal office at 2716 North Tenaya Way, Las Vegas, Nevada 89128, and WELLS FARGO BANK MINNESOTA, N.A., a national banking association, not in its individual capacity but solely as Trustee (the "Trustee") under the Indenture (as defined below).

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 9 1/2% Senior Debentures due 2004 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Securities, as follows:

ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1       Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article 6, are defined in that Article.

     "Act",  when used with respect to any Holder,  has the meaning specified in
Section 1.4.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Beneficial Owner" has the meaning specified in Section 12.3.

     "Board of Directors", when used with respect to the Company, means the board of directors of the Company, or any duly authorized committee of the board of directors of the Company.

     "Board Resolution", when used with respect to the Company, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Minneapolis, Minnesota are authorized or obligated by law or executive order to close.

     "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP. The amount of Indebtedness represented by a Capital Lease Obligation shall be the capitalized amount of such obligation determined in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under the relevant lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "Change in Control" has the meaning specified in Section 12.3.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company Notice" has the meaning specified in Section 12.2.

     "Company" means the party named as such above and any other obligor under this Indenture or the Securities until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee in Minneapolis, Minnesota at which at any particular time its corporate trust business shall be principally administered.

     "Corporation"  means  a  corporation,   association,  company,  joint-stock
company or business trust.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:

(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(ii) is convertible or exchangeable for Indebtedness or Disqualified Stock; or

(iii)is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to six months after the Stated Maturity of the Securities;

provided, however, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change of control or asset sale (each defined in a substantially identical manner to the corresponding definitions thereof herein) shall not constitute Disqualified Stock.

     "EBITDA" means, for any fiscal year, the unconsolidated net income of the Company, exclusive of (x) any gain associated with an asset sale or sale of Capital Stock of a Subsidiary during such year, (y) the dividend payment by California Indemnity Insurance Company of up to $5.0 million to the Company in the 2001 fiscal year, and of (z) the equity in undistributed (loss) earnings of its Subsidiaries plus the following: (i) Interest Expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense, as determined in accordance with GAAP and (v) to the extent not included within net income for such year, the amount of dividends or distributions made to the Company by its Subsidiaries during such fiscal year exclusive of any dividend or distribution that would constitute Net Available Cash under Section 10.13 hereof.

     "Event of Default" has the meaning specified in Section 5.1.

     "Excess Cash Flow" means, for any fiscal year, the dollar amount by which EBITDA for such fiscal year exceeds 1.5 times Fixed Charges for such fiscal year.

     "Fixed Charges" means, for any fiscal year, the sum of (i) Interest Expense, (ii) current maturities of Indebtedness and (iii) the amounts payable under the Company's Supplemental Executive Retirement Plans, for such fiscal year.

     "Fixed Charge Ratio" means, for any fiscal year, the ratio of (i) EBITDA for such fiscal year to (ii) Fixed Charges for such fiscal year.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means issue, create, assume, Guarantee, incur or otherwise become, contingently or otherwise, liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a Subsidiary; and the terms "Incurred" and "Incurrence" have meanings correlative to the foregoing. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

(i) the principal in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

(ii)     all Capital Lease Obligations of such Person;

(iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

(iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

(v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, the liquidation preference with respect to, any preferred stock (but excluding, in each case, any accrued dividends);

(vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

(vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien, except Permitted Liens, on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided, however, that the amount outstanding at any time of any Indebtedness Incurred with original issue discount shall be the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in accordance with generally accepted accounting principles.

                  Provided, however, Indebtedness shall not mean:

(i) obligations (including letters of credit or related indemnity obligations) arising out of (1) the insuring of risks and losses under insurance policies, bonds or other similar insurance contractual obligations issued by any Restricted Subsidiary; or (2) the cession or assumption of reinsurance concerning insurance policies, bonds or other similar contractual obligations;

(ii) obligations arising out of the sale or financing of nonadmitted assets (as defined by applicable insurance statutory accounting rules and regulations) by any Restricted Subsidiary or nonadmitted reductions to liabilities (as defined by applicable insurance statutory accounting rules and regulations) by any Restricted Subsidiary including, without limitation, salvage and subrogation rights;

(iii) obligations of any Restricted Subsidiary arising in the course of investment activities in connection with managing an investment portfolio, including without limitation the reacquisition of securities previously loaned or sold, in the ordinary course of the insurance business generally or the business of an insurance holding company generally;

(iv) obligations arising in connection with deferred compensation, life insurance or any employee benefit plans for directors, officers or employees of such Person; and

(v) any Guarantees of the obligations of any Restricted Subsidiary required by a Regulator.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Insurance Regulations" shall mean all Requirements of Law under federal or state law and any regulations, orders and directives promulgated or issued pursuant to the foregoing in connection with the business of insurance (including workers' compensation insurance), including but not limited to the underwriting, issuing of policies, solvency, claims, and performing administrative functions related thereto.

     "Interest Expense" means, for any fiscal year, the aggregate amount of interest and fees paid, accrued or scheduled to be paid or accrued in respect of Indebtedness of the Company as determined in accordance with GAAP.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Investment" means, with respect to any Person, any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extension of credit (including by way of Guarantee or similar arrangement), or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

     "Issue Date" means the date on which the Securities are originally issued.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repurchase pursuant to Article 12 or otherwise.

     "Net Available Cash" from a disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such disposition or received in any other noncash form) therefrom, in each case net of:

(i) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such disposition;

(ii) all payments made with respect to any Indebtedness which is secured by any assets subject to such disposition, in accordance with the terms of any Lien upon or other security agreement of any Lien with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such disposition, or by applicable law be repaid out of the proceeds from such disposition; and

(iii) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such disposition and retained by the Company or any Restricted Subsidiary after such disposition.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized from time to time by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Paying Agent initially appointed hereunder shall be Wells Fargo Bank Minnesota, N.A.

                  "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in:

(i) cash or cash equivalents, marketable securities, or real estate mortgage loans made by the Company in the ordinary course of business or Investments made in the course of investment activities by the Restricted Subsidiaries in connection with managing an investment portfolio; or as permitted under applicable Insurance Regulations;

(ii)     any Restricted Subsidiary;

(iii) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods and services in the ordinary course of business;

(iv) in the case of a Restricted Subsidiary, another Person in the ordinary course of such Restricted Subsidiary's underwriting of insurance;

(v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(vi)     loans or advances to officers and employees existing as of the Issue
         Date;

(vii)    Investments in existence as of the Issue Date;

(viii) extensions of credit (1) by the Company to any of its Subsidiaries and (2) by any of the Company's Subsidiaries to another of its Subsidiaries;

(ix) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of a debtor;

(x)      the acquisition of the Securities;

(xi) Another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business;

(xii) Any Person who will become a Subsidiary of the Company or a Restricted as a result of such Investment as long as such Subsidiary shall be treated as a Restricted Subsidiary ; and

(xiii) loans or advances to Sierra by the Company's Subsidiaries in an amount not to exceed $7.5 million to the extent Sierra , directly or indirectly, has funded (including by loan to the Company) the Company to allow it to retire its 7 1/2% Debentures pursuant to a tender offer made concurrently with the issuance of the Securities; and

(xiv) loans or advances to Sierra by the Company's Subsidiaries in an amount not to exceed $5.0 million to be advanced by Sierra, directly or indirectly, to the Company, in order to allow the Company to pay its 7 1/2% Debentures at their maturity.

"Permitted Liens" means, with respect to any Person:

(i) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits by such Person required in the ordinary course of business or by Insurance Regulations or in connection with workers' compensation laws, unemployment insurance laws and other social security legislation;

(ii) Liens imposed by law, including carriers', warehousemen's and mechanics' Liens in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or grants against such Person with respect to which such Person shall then be proceeding with an appeal or other proceeding for review;

(iii) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(iv) Liens in favor of issuers of surety or performance bonds or bankers' acceptance or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness;

(v) encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or liens incidental to the conduct of the business of such Person or to the ownership of its properties that were not Incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(vi) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

(vii) judgment Liens not giving rise to a Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(viii) Liens for the purpose of securing the payment (or the refinancing of the payment) of all or a part of the purchase price of, or Capital Lease Obligations with respect to, assets or property acquired or constructed in the ordinary course of business provided that (x) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this Indenture and does not exceed the cost of the assets or property so acquired or constructed and (y) such Liens are created within 90 days of construction or acquisition of such assets or property and do not encumber any other assets or property of the Company or any Restricted Subsidiary other than such assets or property and assets affixed or appurtenant thereto;

(ix) Liens arising solely by virtue of any statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depository institution; provided that (x) such deposit account is not a pledged cash collateral account and (y) such deposit account is not intended by the Company or any Restricted Subsidiary to provide collateral to the depository institution;

(x) Liens arising from filings or other methods of protection of interests regarding operating leases entered into by the Company and its Restricted Subsidiaries in the ordinary course of business;

(xi)     Liens existing on the Issue Date;

(xii) Liens on property or shares of Capital Stock of a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided further, however, that any such Lien may not extend to any other property owned by the Company or any Restricted Subsidiary;

(xiii) Liens on property at the time the Company or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; provided, however, that such Liens may not extend to any other property owned by the Company or any Restricted Subsidiary;

(xiv) Liens securing Indebtedness or other obligations of a Subsidiary owing to the Company or a Restricted Subsidiary;

(xv) Liens securing Indebtedness or other obligations of the Company owing to a Subsidiary or a Restricted Subsidiary;

(xvi)    Liens securing the Securities as contemplated by Section 10.14;

(xvii) Liens securing Refinancing Indebtedness permitted under this Indenture incurred to Refinance Indebtedness that was previously so secured, provided that (a) such Liens are not more restrictive than the Liens in respect of the Indebtedness being refinanced and (b) any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the obligations to which such Liens relate; and

(xviii) Liens to secure Indebtedness so long as the amount of outstanding Indebtedness secured by such Liens does not exceed $3.0 million.

For purposes of this definition, the term "Indebtedness" shall be deemed to include interest on such Indebtedness.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchase Agent" as the Company may designate, either the Trustee, a paying agent or the Company. If the Company acts as its own paying agent it must segregate and hold in trust all funds involved.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Refinancing Indebtedness" means Indebtedness that is Incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) (collectively, "refinance", "refinances", and "refinanced" shall have a correlative meaning) any Indebtedness Incurred in compliance with this Indenture (including Indebtedness of the Company that refinances Indebtedness of any Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness, provided, however, that:

(i) the Refinancing Indebtedness has a Stated Maturity later than the Stated Maturity of the Indebtedness being refinanced;

(ii) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding (plus accrued interest, fees and expenses, including the costs of refinancing and any premium and defeasance costs) of the Indebtedness being refinanced; and

(iii) if such Refinancing Indebtedness is used, directly or indirectly, to refinance any Subordinated Obligations, such Refinancing Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

     "Regular Record Date" for the interest payable on any Interest Payment Date means March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulator" means any Person charged with the administration,  oversight or
enforcement  of  Insurance  Regulations,  whether  primarily,   secondarily,  or
jointly.

     "Related Business" means any business of the Company and the Restricted Subsidiaries and any business related, ancillary or complementary thereto.

     "Requirements of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office or any other officer of the Trustee customarily performing functions similar to those performed by any such officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Payment" means (i) the declaration or payment of any dividends or any other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of its Capital Stock, (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Person (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock), (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of the 7 1/2% debentures purchased in anticipation of it becoming due within one year of the date of acquisition) or
(iv) an Investment other than a Permitted Investment.

     "Restricted  Subsidiary" means (i) California  Indemnity Insurance Company,
(ii) Commercial Casualty Insurance Company, (iii) CII Insurance Company, (iv) Sierra Insurance Company of Texas, (v) any Subsidiary that is subsequently purchased or formed that is a licensed insurance company in any state of the United States and (vi) any Subsidiary that holds, acquires or owns, directly or indirectly, any Capital Stock or Indebtedness of the Company or any Restricted Subsidiary.

     "Securities" means the 9 1/2% Senior Debentures Due 2004 of the Company.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "7 1/2% debentures" means the 7 1/2% Convertible Subordinated Debentures Due 2001 issued by the Company on September 15, 1991.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

     "Subordinated Obligation" means, with respect to the Company, any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Securities pursuant to a written agreement to that effect including, without limitation, the 7 1/2% debentures.

     "Subsidiary," when used with respect to the Company, means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president so designated by the Board of Directors of the Company or the Trustee, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.2       Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and, if reasonably requested by the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 10.7) shall include

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3       Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4       Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.1 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)      The ownership of Securities shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5       Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the initial Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at Sixth and Marquette; MAC N9303-120, Minneapolis, Minnesota 55479 Attention: Corporate Trust Services, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6       Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filings shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7       Conflict with Trust Indenture Act.

     If any provisions hereof limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

SECTION 1.8       Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9       Successors and Assigns.

     All covenants and agreements in this Indenture by the Company or the Trustee shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Paying Agent and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13      Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.14      CUSIP Numbers.

     Neither the Trustee nor the Company shall have responsibility for a defect in the CUSIP number that appears on any Security or in any redemption notice. A redemption notice may provide that the CUSIP numbers have been assigned by an independent service and are included in the notice solely for the convenience of Holders of the Securities and that the Trustee and the Company shall not be liable in any way for inaccuracies in said numbers.

ARTICLE 2

                                 SECURITY FORMS

SECTION 2.1       Forms Generally.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2       Form of Face of Security.

                  9 1/2% Senior Debentures Due 2004

No. ________________                                            $_____________

                                                                    CUSIP

     CII FINANCIAL, INC., a corporation duly organized and existing under the laws of the State of California (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ________ Dollars on September 15, 2004, and to pay interest thereon from ______ __, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2001, at the rate of 9 1/2% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                           CII FINANCIAL, INC.


                                           By:  _______________________________
                                                            [Title]
Attest:


---------------------------------
       [Assistant] Secretary



SECTION 2.3  Form of Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 9 1/2% Senior Debentures Due 2004 (herein called the "Securities"), limited in aggregate principal amount to $20,000,000 issued and to be issued under an Indenture dated as of _________ __, 2001 (herein called the "Indenture"), between the Company and Wells Fargo Bank Minnesota, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are subject to redemption upon not less than 25 days' notice by mail, in any year, commencing at any time after the Issue Date, as a whole or in part, at the election of the Company, at the following Redemption Prices
(expressed as a percentage of the principal amount of Securities to be redeemed), if redeemed during the periods indicated:

            Period                                             Redemption Price
            ------                                             ----------------
            Until March 31, 2002                                      110%
            April 1, 2002-March 31, 2003                              105%
            April 1, 2003-March 31, 2004                              102.5%
            April 1, 2004-September 15, 2004                          100%
together in the case of any such redemption with accrued interest to the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

     If, at any time prior to September 15, 2004 there occurs any Change in Control (as defined in the Indenture) of the Company, then each Holder of Securities shall have the right, at the Holder's Option, to require the Company to repurchase all of such Holder's Securities, or any portion thereof which is $1,000 or any integral multiple thereof, on the date (the "Repurchase Date") that is 45 days after the date that the Company gives notice of the Change in Control, at the following purchase prices (the "Repurchase Price") (expressed as a percentage of the principal amount of Securities to be repurchased), if such Change of Control occurs during the periods indicated:

            Period                                             Repurchase Price
            ------                                             ----------------
            Until March 31, 2002                                      110%
            April 1, 2002-March 31, 2003                              105%
            April 1, 2003-March 31, 2004                              102.5%
            April 1, 2004-September 15, 2004                          100%
together with accrued interest to the Repurchase Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in any denomination and may be transferred only by surrender of the Securities and the reissuance by the Company of Securities to the transferee. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentation of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 2.4       Form of Trustee's Certificate of Authentication.

     This  is  one  of  the  Securities  referred  to in  the  within  mentioned
Indenture.

                                     Dated:


                                    Wells Fargo Bank Minnesota, N.A.,
                                    as Trustee



                                    By: _______________________
                                    Authorized Officer


                                   ARTICLE 3

                                 THE SECURITIES

SECTION 3.1  Title and Terms.
                  ---------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $20,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6,
11.8 or 12.2.

     The Securities shall be known and designated as the "9 1/2% Senior Debentures Due 2004" of the Company. Their Stated Maturity shall be September 15, 2004, and they shall bear interest at the rate of 9 1/2% per annum, from ________ __, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 15 and September 15, commencing September 15, 2001, until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in Minneapolis, Minnesota maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be redeemable as provided in Article 11.

     The Securities shall be repurchased by the Company if required by the Holders thereof, as provided in Article 12.

SECTION 3.2       Denominations.

     The Securities shall be issuable only in registered form without coupons and in any denominations.

SECTION 3.3       Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf to the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4       Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities and Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under the Indenture as definitive Securities.

SECTION 3.5       Registration, Registration of Transfer and Exchange.

     All of the Securities issued under this Indenture shall be registered as to both principal and interest. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfer of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount. The transfer of any Security shall be effected only by surrender of the Security and the reissuance by the Company of one or more Securities to the transferee or transferees.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.8 or 12.2 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6       Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and connected therewith expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionally with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7       Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8       Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9       Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 3.10      Computation of Interest.

     Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

ARTICLE 4

                           SATISFACTION AND DISCHARGE

SECTION 4.1       Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (ii) or
     (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section
     4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2       Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

ARTICLE 5

                                    REMEDIES

SECTION 5.1       Events of Default.

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon the Security when it becomes due and payable, if such default continues for a period of 30 consecutive days; or default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (2) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), if such default or breach continues for a period of 60 consecutive days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (3) a demand that the Company perform under its guaranty dated August 23, 2000 in favor of each of Banks of America, N.A., as administrative agent (in such capacity, the "Agent") for the Banks (as defined in the Credit Agreement referred to below) and the Banks under the Credit Agreement dated as of October 30, 1998, as amended (said Agreement, as amended, the "Credit Agreement") among the Agent, the Banks and Sierra Health Services, Inc., a Nevada corporation and parent of the Company; or

          (4) a default under any Indebtedness by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in $5,000,000 or more of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and if any such decree or order for relief or any such other decree or order continues unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, of the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2       Acceleration of Maturity; Rescission and Annulment.

     If any Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A)  all overdue interest on all Securities,

          (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3       Collection of Debt and Suits for Enforcement by Trustee.

                  The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of all or any part of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legal and enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4       Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise;

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, agreement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5       Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6       Application of Money Collected.

     Money held by the Trustee at the time of an Event of Default or collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 5.7       Limitation on Suits.

     No Holder of a Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.


     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive Payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9       Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12      Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13      Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14      Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trust for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date).

SECTION 5.15      Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage or any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 6

                                   THE TRUSTEE

SECTION 6.1       Certain Duties and Responsibilities.

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (5) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2       Notice of Defaults.

     If a default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to security holders a notice of the default or Event of Default within 90 days after it occurs; provided, however, that, except in the case of a default in the payment of the principa1 of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until it shall have actual knowledge thereof or shall have received written notice thereof from the Company at its corporate trust office in Minneapolis, Minnesota. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3       Certain Rights of Trustee.

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall reasonably determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.4       Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, and the contents of all written materials related to the registration, offering and sale of the Securities, except the Trustee's certificates of authentication and information provided in the Trustee's Form T-1, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5       May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.6       Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7       Compensation and Reimbursement.

     The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

SECTION 6.8       Disqualification; Conflicting Interests.

     The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 6.9       Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in Minneapolis, Minnesota. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities.

SECTION 6.10      Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11      Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless, to its lien provided in Section 6.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12      Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13      Preferential Collection of Claims Against Company.

     The Trustee shall comply with the provisions of Section 311 of the Trust Indenture Act.

ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1       Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

     (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.2       Preservation of Information; Communication to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such a mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee, shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3       Reports by Trustee.

     (a) On or prior to September 1 of each year commencing with the year 2001, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of July 1 of such year with respect to any of the following events which may have occurred during the twelve months preceding such date (but if no such event has occurred within such period, no report need be transmitted):

          (1)  any  change  to  its  eligibility   under  Section  6.9  and  its
     qualifications under Section 6.8;

          (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3),
     (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Securities which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4       Reports by Company.

                  The Company shall:

     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) file with the Trustee the  certificates and notices required by Section
10.7 within the times required thereunder; and

     (4) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

ARTICLE 8

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1       Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2       Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE 9

                             SUPPLEMENTAL INDENTURES

SECTION 9.1       Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to secure the Securities; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (4) shall not adversely affect the interests of the Holders in any material respect; or

          (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statue hereafter enacted.

SECTION 9.2       Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date) or adversely affect the right to require the Company to repurchase any Security, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the  provisions  of this  Section,  Section  5.13 or
     Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3       Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4       Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5       Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6       Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

ARTICLE 10

                                    COVENANTS

SECTION 10.1      Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

     SECTION 10.2 Maintenance of Office or Agency.

     The Company will maintain in Los Angeles, California or New York, New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will (a) give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and (b) cause the Trustee to give such notice to the Holders. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside Minneapolis, Minnesota) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Minneapolis, Minnesota for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3      Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Los Angeles, California and New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4      Existence.

     Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5      Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6      Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.7      Statement by Officers as to Default.

     The Company will, within 120 days after the close of each fiscal year, commencing with the first fiscal year following the issuance of the Securities, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of the Securities to the end of the fiscal year in which the Securities were issued, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 10.7, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     The Company shall deliver to the Trustee within 15 days after the occurrence thereof written notice of any event which with the giving of notice or the lapse of time would constitute an Event of Default under Section 5.1(4) hereof.

SECTION 10.8      Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 to 10.6, inclusive, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.9      Compliance with Rule 13e-4.

     (a) The Company will comply with Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent applicable at the date of the Company Notice (as defined in Section 12.2(a)).

SECTION 10.10     Limitation on Indebtedness.

         (a) The  Company  shall  not,  and  shall  not  permit  any  Restricted
Subsidiary to, Incur any Indebtedness, except the Company and the Restricted Subsidiaries may Incur any or all of the following Indebtedness:

         (1) Indebtedness of the Company or the Restricted Subsidiaries, not to exceed $5,000,000 in the aggregate at any time outstanding, (i) to pay interest on the Securities or (ii) to be used for working capital or other administrative expenses in the ordinary course of business, that is in either case, expressly not contractually senior to the Securities;

         (2) Indebtedness, not to exceed $5,000,000 in the aggregate at any time outstanding, if such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities;

     (3) Indebtedness to pay interest on the Securities if such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities;

     (4) Indebtedness of the Company and the Restricted Subsidiaries outstanding as of the Issue Date;

     (5) any Refinancing Indebtedness; or

     (5) Indebtedness arising from Permitted Liens.

SECTION 10.11              Limitation on Restricted Payments.

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make a Restricted Payment.

     (b) Notwithstanding the foregoing paragraph (a), (i) any Restricted Subsidiary may make a Restricted Payment to the Company or to any other Restricted Subsidiary and (ii) the Company may refinance any Subordinated Obligations (other than the 7 1/2% debentures) with other Indebtedness so long as such replacement Indebtedness has subordination provisions no less favorable to the Company than those of the Indebtedness so refinanced.

SECTION 10.12              Limitation on Transactions with Affiliates.

         (a) Neither the Company nor any of its Restricted Subsidiaries shall, directly or indirectly, in one transaction or a series of transactions, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction"), unless the terms of such Affiliate Transactions are fair and reasonable to the Company or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. If such Affiliate Transaction involves an amount in excess of $5.0 million, a fairness opinion must be obtained from any nationally recognized investment banking, appraisal or accounting firm with respect to the financial terms of such Affiliate Transaction.

         (b) The  provisions of Section  10.12(a) shall not prohibit or apply to
(i) any Restricted Payment permitted to be paid pursuant to Section 10.11, (ii) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries who are not employees of the Company, its Restricted Subsidiaries or their respective Affiliates, (iii) agreements and arrangements in effect as of the Issue Date between Sierra and/or its Affiliates (other than the Company and the Company's Subsidiaries) on the one hand and the Company, its Affiliates and/or the Restricted Subsidiaries on the other hand and (iv) any Affiliate Transaction between the Company and one or more Restricted Subsidiaries or among two or more Restricted Subsidiaries.

SECTION 10.13              Limitation on Sales of Assets and Subsidiary Stock.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts receivable and the Capital Stock of any Subsidiary) or enter into any agreement to do any of the foregoing, except:

          (1) a sale of substantially all the assets of the Company in accordance with the provisions of Article 8 hereof;

          (2) sales by the Company or a Restricted Subsidiary in the ordinary course of business;

          (3) dispositions by (i) the Company to any Restricted Subsidiary, by a Restricted Subsidiary to the Company or (iii) by a Restricted Subsidiary to another Restricted Subsidiary;

          (4) dispositions that constitute a Restricted  Payment permitted under
     Section 10.11;

          (5) dispositions in connection with Permitted Liens;

          (6) dispositions in connection with Permitted Investments;

          (7) disposition of assets with a fair market value of less than $500,000; or

          (8) dispositions, not otherwise permitted hereunder, which are made for fair market value, as determined in good faith by the Board of Directors of the Company; provided, that, (i) at least 80% of the consideration thereof received by the Company is in the form of cash or cash equivalents, (ii) at the time of any disposition, no Event of Default shall exist or shall result from such disposition or from the application of the Net Available Cash therefrom in accordance with this Section 10.13(a)(8); and (iii) an amount equal to 100% of the Net Available Cash from such disposition, provided an Event of Default shall not arise from such disposition, is applied by the Company:

                           (i) first, to make an offer to the holders of the Securities to purchase Securities pursuant to and subject to the conditions contained in this Section 10.13; provided, however, that the Company shall permanently retire such Securities so purchased; and

                           (ii) second, to the extent of the balance of such Net
                  Available Cash after  application  in accordance  with clauses
                  (i), to fund (to the extent consistent with any other applicable provision of this Indenture) any corporate purpose.

         Notwithstanding the foregoing provisions of this paragraph 10.13(a)(8), the Company shall not be required to apply any Net Available Cash in accordance with this Section 10.13(a)(8) except to the extent that the aggregate Net Available Cash from all dispositions which are not applied in accordance with this Section 10.13(a)(8) exceeds $3.0 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to the Net Available Cash from any subsequent disposition); provided, that in the event of a sale by a Subsidiary, the amount of Net Available Cash for purposes of this Section 10.13 shall not exceed the amount the Company could receive in dividends or distributions from such Subsidiary immediately after such sale in compliance with applicable Insurance Regulations; provided, further, that in such event, the Company shall use its reasonable best efforts to seek the approval of a Regulator for the largest amount of dividend permitted by law up to the amount of the Net Available Cash; and provided, further, that after an Offer is made pursuant to this Section 10.13, the amount of Net Available Cash shall be reset to zero for purposes of determining whether an offer is required with respect to the Net Available Cash from any subsequent disposition.

         For the purposes of this Section 10.13, the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company and the release of the Company from all liability on such Indebtedness in connection with such disposition and (y) securities received by the Company from the transferee that are promptly converted by the Company into cash.

         (b) In the event of a disposition that requires the purchase of the Securities pursuant to Section 10.13(a)(8) above, the Company will be required to purchase Securities tendered pursuant to an offer by the Company for the Securities (the "Offer") at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest in accordance with the procedures (including prorating in the event of oversubscription) set forth in
Section 10.13(c). If the aggregate purchase price of Securities tendered pursuant to the Offer is less than the Net Available Cash allotted to the purchase thereof, the Company will apply the remaining Net Available Cash in accordance with Section 10.13(a)(8)(ii) above.

     (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated to make an Offer, the Company shall be obligated to deliver to the Trustee and the Purchase Agent, if the Trustee is not the Purchase Agent, and send, by first-class mail to each Holder, a written notice stating that the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date (the "Purchase Date") not less than 30 days nor more than 60 days after the date of such notice (the "Offer Period") and shall contain such information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum will include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, any Current Report on Form 8-K of the Company filed subsequent to such Annual Report, other than Current Reports describing dispositions otherwise described in the offering materials (or corresponding successor reports) and (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports) and all instructions and materials necessary to tender Securities pursuant to the Offer, together with the information contained in clause (3).

         (2) Not later than the date upon which written notice of an Offer is delivered as provided above, the Company shall deliver to the Purchase Agent an Officers' Certificate as to (i) the amount of the Offer (the "Offer Amount"),
(ii) the allocation of the Net Available Cash from the dispositions pursuant to which such Offer is being made and (iii) the compliance of such allocation with the provisions of Section 10.13(a). On such date, the Company shall also irrevocably deposit with the Purchase Agent in cash and cash equivalents, maturing on the last day prior to the Purchase Date or on the Purchase Date if funds are immediately available by open of business, an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. The Purchase Agent shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Company to the Purchase Agent is less than the Offer Amount, the Purchase Agent shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section. All Securities purchased by the Company shall be delivered to the Trustee for cancellation.

         (3) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Purchase Agent and the Company receives not later than one Business Day prior to the Purchase Date, a telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Offer
Period the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         (4) At the time the Company delivers Securities to the Purchase Agent which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Purchase Agent, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

         (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

SECTION 10.14              Limitation on Liens.

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, other than Permitted Liens, without effectively providing that the Securities shall be secured equally and ratably with the obligations so secured for so long as such obligations are so secured.

SECTION 10.15              Cash Sweep Repurchases.

(a) In each fiscal year in which Securities are outstanding, the Company shall determine, within 10 Business Days after the Company files its Annual Report on Form 10-K for such fiscal year, if the Company has any Excess Cash Flow for such fiscal year. The Company shall apply, subject to paragraph (b) below, any Excess Cash Flow to make an offer to the holders of the Securities to purchase Securities pursuant to and subject to the conditions contained in this Section
10.15. The Company will be required to purchase Securities tendered pursuant to an offer by the Company for the Securities under this Section 10.15 (the "Cash Sweep Offer") at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest in accordance with the procedures (including prorating in the event of oversubscription) set forth in Section 10.15(c).

         (b) Notwithstanding the provisions of the foregoing paragraph (a), the Company shall not be required to apply any Excess Cash Flow in accordance with this Section 10.15 until the aggregate Excess Cash Flow exceeds $3.0 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to Excess Cash Flow from any subsequent fiscal year); provided, that after a Cash Sweep Offer is made pursuant to this Section 10.15, the amount of Excess Cash Flow shall be reset to zero for purposes of determining whether an offer is required with respect to the Excess Cash Flow in any subsequent fiscal year.

     (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated to make a Cash Sweep Offer, the Company shall be obligated to deliver to the Purchase Agent and the Trustee, if the Trustee is not the Purchase Agent, and send, by first-class mail to each Holder, a written notice stating that the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Cash Sweep Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date (the "Cash Sweep Purchase Date") not less than 30 days nor more than 60 days after the date of such notice (the "Cash Sweep Offer Period") and shall contain such information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum will include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, any Current Report on Form 8-K of the Company filed subsequent to such Annual Report, other than Current Reports describing dispositions otherwise described in the offering materials (or corresponding successor reports) and (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports) and all instructions and materials necessary to tender Securities pursuant to the Offer, together with the information contained in clause (3).

         (2) Not later than the date upon which written notice of a Cash Sweep Offer is delivered to as provided above, the Company shall deliver to the Purchase Agent an Officers' Certificate as to the amount of the Cash Sweep Offer (the "Cash Sweep Offer Amount"). On such date, the Company shall also irrevocably deposit with the Purchase Agent in cash and cash equivalents, maturing on the last day prior to the Purchase Date or on the Purchase Date if funds are immediately available by open of business, an amount equal to the Cash Sweep Offer Amount to be held for payment in accordance with the provisions of this Section. The Purchase Agent shall, on the Cash Sweep Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Company to the Purchase Agent is less than the Cash Sweep Offer Amount, the Purchase Agent shall deliver the excess to the Company immediately after the expiration of the Cash Sweep Offer Period for application in accordance with this Section. All Securities purchased by the Company shall be delivered to the Trustee for cancellation.

         (3) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Purchase Agent and the Company receives not later than one Business Day prior to the Cash Sweep Purchase Date, a telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Cash Sweep Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Cash Sweep Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         (4) At the time the Company delivers Securities to the Purchase Agent which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Purchase Agent, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

         (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

ARTICLE 11

                            REDEMPTION OF SECURITIES

SECTION 11.1      Right of Redemption.

                  The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Prices specified in the form of Security hereinbefore set forth for redemptions, together with accrued interest to the Redemption Date.

SECTION 11.2      Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 11.3      Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.4      Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5      Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 25 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

(1)  the Redemption Date,

(2)  the Redemption Price,

(3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

(5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 11.6      Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the securities which are to be redeemed on that date.

SECTION 11.7      Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 11.8      Securities Redeemed in Part.

                  Any security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE 12

                     REPURCHASE OF SECURITIES AT THE OPTION
                      OF THE HOLDER UPON CHANGE IN CONTROL

SECTION 12.1      Right to Require Repurchase.

                  In the event that, prior to September 15, 2004 there shall occur a Change in Control (as hereinafter defined) of the Company, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Security, or any portion of the principal amount thereof that is an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 12.2(a)) at the following purchase prices (the "Repurchase Price") (expressed as a percentage of the principal amount of Securities to be repurchased), if such Change of Control occurs during the periods indicated:

       Period                                             Repurchase Price
       ------                                             ----------------
       Until March 31, 2002                                      110%
       April 1, 2002-March 31, 2003                              105%
       April 1, 2003-March 31, 2004                              102.5%
       April 1, 2004-September 15, 2004                          100%
together with accrued interest to the Repurchase Date. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with
Article 4, unless a Change in Control shall have occurred prior to such discharge.

SECTION 12.2      Notices; Method of Exercising Repurchase Right, etc.

(a) Unless the Company shall have theretofore called for redemption all the Outstanding Securities pursuant to Article 11, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the written request of the Company, the Trustee, shall mail to all Holders in the manner provided in
Section 11.5 a notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee and cause a copy of such notice of a repurchase right to be published in a newspaper of general circulation in Los Angeles, California and the Borough of Manhattan, The City of New York.

                  Each notice of a repurchase right shall state:

(1)  the Repurchase Date,

(2)  the date by which the repurchase right must be exercised,

(3)  the Repurchase Price, and

(4) a description of the procedure which a Holder must follow to exercise a repurchase right,

                  No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

(b) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable.

(c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the Repurchase Price to the Holder on the Repurchase Date, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the repurchase right has been exercised; provided, however, that installments of interest whose Stated Maturity is on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

(d) If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate borne by the Security.

(e) Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to
Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 12.3      Certain Definitions.

                  For purposes of this Article:

(a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and for the purpose of this Article 12, "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of such Act as in effect on the date of the original execution of this Indenture; and

(b) a "Change in Control" of the Company shall be deemed to have occurred at such time as any Person (other than Sierra Health Services, Inc. and its Subsidiaries) is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     CII FINANCIAL, INC.


                                     By: _____________________________________
                                       Name:
                                       Title:


Attest:





                                     WELLS FARGO BANK MINNESOTA, N.A.,
                                       a national banking association,
                                       as Trustee


                                     By: _____________________________________
                                       Name:
                                       Title:


Attest:

STATE OF _______________         )  ss.:
COUNTY OF _____________          )

                  On the __ day of __________, ____, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is the ______________ of CII Financial, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[SEAL]
                                        ---------------------------------------



STATE OF ______________          )  ss.:
COUNTY OF _____________          )

                  On the ____ day of ___________, ____ before me personally came ____________, to me known, who being by me duly sworn, did depose and say that he is of Wells Fargo Bank Minnesota, N.A., a corporation duly organized and existing under the laws of the State of Minnesota, described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.


[SEAL]
                                        ---------------------------------------

                                TABLE OF CONTENTS



                                                                                                              Page
ARTICLE 1             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....................................1

         SECTION 1.1           Definitions.......................................................................1

         SECTION 1.2           Compliance Certificates and Opinions.............................................14

         SECTION 1.3           Form of Documents Delivered to Trustee...........................................15

         SECTION 1.4           Acts of Holders..................................................................15

         SECTION 1.5           Notices, Etc., to Trustee and Company............................................16

         SECTION 1.6           Notice to Holders; Waiver........................................................16

         SECTION 1.7           Conflict with Trust Indenture Act................................................17

         SECTION 1.8           Effect of Headings and Table of Contents.........................................17

         SECTION 1.9           Successors and Assigns...........................................................17

         SECTION 1.10          Separability Clause..............................................................17

         SECTION 1.11          Benefits of Indenture............................................................17

         SECTION 1.12          Governing Law....................................................................17

         SECTION 1.13          Legal Holidays...................................................................18

         SECTION 1.14          CUSIP Numbers....................................................................18

ARTICLE 2             SECURITY FORMS............................................................................18

         SECTION 2.1           Forms Generally..................................................................18

         SECTION 2.2           Form of Face of Security.........................................................18

         SECTION 2.3           Form of Reverse of Security......................................................20

         SECTION 2.4           Form of Trustee's Certificate of Authentication..................................22

ARTICLE 3             THE SECURITIES............................................................................22

         SECTION 3.1           Title and Terms..................................................................22

         SECTION 3.2           Denominations....................................................................23

         SECTION 3.3           Execution, Authentication, Delivery and Dating...................................23

         SECTION 3.4           Temporary Securities.............................................................23

         SECTION 3.5           Registration, Registration of Transfer and Exchange..............................24

         SECTION 3.6           Mutilated, Destroyed, Lost and Stolen Securities.................................25

         SECTION 3.7           Payment of Interest; Interest Rights Preserved...................................26

         SECTION 3.8           Persons Deemed Owners............................................................27

         SECTION 3.9           Cancellation.....................................................................27

         SECTION 3.10          Computation of Interest..........................................................27

ARTICLE 4             SATISFACTION AND DISCHARGE................................................................27

         SECTION 4.1           Satisfaction and Discharge of Indenture..........................................27

         SECTION 4.2           Application of Trust Money.......................................................28

ARTICLE 5             REMEDIES..................................................................................28

         SECTION 5.1           Events of Default................................................................28

         SECTION 5.2           Acceleration of Maturity; Rescission and Annulment...............................30

         SECTION 5.3           Collection of Debt and Suits for Enforcement by Trustee..........................31

         SECTION 5.4           Trustee May File Proofs of Claim.................................................31

         SECTION 5.5           Trustee May Enforce Claims Without Possession of Securities......................32

         SECTION 5.6           Application of Money Collected...................................................32

         SECTION 5.7           Limitation on Suits..............................................................33

         SECTION 5.8           Unconditional Right of Holders to Receive Principal, Premium and Interest........33

         SECTION 5.9           Restoration of Rights and Remedies...............................................33

         SECTION 5.10          Rights and Remedies Cumulative...................................................34

         SECTION 5.11          Delay or Omission Not Waiver.....................................................34

         SECTION 5.12          Control by Holders...............................................................34

         SECTION 5.13          Waiver of Past Defaults..........................................................34

         SECTION 5.14          Undertaking for Costs............................................................35

         SECTION 5.15          Waiver of Stay or Extension Laws.................................................35

ARTICLE 6             THE TRUSTEE...............................................................................35

         SECTION 6.1           Certain Duties and Responsibilities..............................................35

         SECTION 6.2           Notice of Defaults...............................................................36

         SECTION 6.3           Certain Rights of Trustee........................................................37

         SECTION 6.4           Not Responsible for Recitals or Issuance of Securities...........................38

         SECTION 6.5           May Hold Securities..............................................................38

         SECTION 6.6           Money Held in Trust..............................................................38

         SECTION 6.7           Compensation and Reimbursement...................................................38

         SECTION 6.8           Disqualification; Conflicting Interests..........................................39

         SECTION 6.9           Corporate Trustee Required; Eligibility..........................................39

         SECTION 6.10          Resignation and Removal; Appointment of Successor................................39

         SECTION 6.11          Acceptance of Appointment by Successor...........................................40

         SECTION 6.12          Merger, Conversion, Consolidation or Succession to Business......................41

         SECTION 6.13          Preferential Collection of Claims Against Company................................41

ARTICLE 7             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................................41

         SECTION 7.1           Company to Furnish Trustee Names and Addresses of Holders........................41

         SECTION 7.2           Preservation of Information; Communication to Holders............................41

         SECTION 7.3           Reports by Trustee...............................................................42

         SECTION 7.4           Reports by Company...............................................................44

ARTICLE 8             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................................44

         SECTION 8.1           Company May Consolidate, Etc., Only on Certain Terms.............................44

         SECTION 8.2           Successor Substituted............................................................45

ARTICLE 9             SUPPLEMENTAL INDENTURES...................................................................45

         SECTION 9.1           Supplemental Indentures Without Consent of Holders...............................45

         SECTION 9.2           Supplemental Indentures with Consent of Holders..................................46

         SECTION 9.3           Execution of Supplemental Indentures.............................................47

         SECTION 9.4           Effect of Supplemental Indentures................................................47

         SECTION 9.5           Conformity with Trust Indenture Act..............................................47

         SECTION 9.6           Reference in Securities to Supplemental Indentures...............................47

ARTICLE 10            COVENANTS.................................................................................48

         SECTION 10.1          Payment of Principal, Premium and Interest.......................................48

         SECTION 10.2          Maintenance of Office or Agency..................................................48

         SECTION 10.3          Money for Security Payments to Be Held in Trust..................................48

         SECTION 10.4          Existence........................................................................49

         SECTION 10.5          Maintenance of Properties........................................................50

         SECTION 10.6          Payment of Taxes and Other Claims................................................50

         SECTION 10.7          Statement by Officers as to Default..............................................50

         SECTION 10.8          Waiver of Certain Covenants......................................................51

         SECTION 10.9          Compliance with Rule 13e-4.......................................................51

         SECTION 10.10         Limitation on Indebtedness.......................................................51

         SECTION 10.11         Limitation on Restricted Payments................................................51

         SECTION 10.12         Limitation on Transactions with Affiliates.......................................52

         SECTION 10.13         Limitation on Sales of Assets and Subsidiary Stock...............................52

         SECTION 10.14         Limitation on Liens..............................................................55

         SECTION 10.15         Cash Sweep Repurchases...........................................................55

ARTICLE 11            REDEMPTION OF SECURITIES..................................................................57

         SECTION 11.1          Right of Redemption..............................................................57
         SECTION 11.2          Applicability of Article.........................................................57

         SECTION 11.3          Election to Redeem; Notice to Trustee............................................57

         SECTION 11.4          Selection by Trustee of Securities to Be Redeemed................................58

         SECTION 11.5          Notice of Redemption.............................................................58

         SECTION 11.6          Deposit of Redemption Price......................................................59

         SECTION 11.7          Securities Payable on Redemption Date............................................59

         SECTION 11.8          Securities Redeemed in Part......................................................59

ARTICLE 12            REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER UPON CHANGE IN CONTROL...............59

         SECTION 12.1          Right to Require Repurchase......................................................59

         SECTION 12.2          Notices; Method of Exercising Repurchase Right, etc..............................60

         SECTION 12.3          Certain Definitions..............................................................61